Exhibit 99.1
Richard K. Davis Chairman, President and CEO December 7, 2011 Goldman Sachs U.S. Financial Services Conference 2011

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Global and domestic economies could fail to recover from the recent economic downturn or could experience another severe contraction, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities. Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility. Continued stress in the commercial real estate markets, as well as a delay or failure of recovery in the residential real estate markets, could cause additional credit losses and deterioration in asset values. In addition, U.S. Bancorp's business and financial performance is likely to be negatively impacted by effects of recently enacted and future legislation and regulation. U.S. Bancorp's results could also be adversely affected by continued deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; increased competition from both banks and non-banks; changes in customer behavior and preferences; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management's ability to effectively manage credit risk, residual value risk, market risk, operational risk, interest rate risk and liquidity risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp's Annual Report on Form 10-K for the year ended December 31, 2010, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile" contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of the presentation. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

U.S. Bancorp Businesses 3Q11 Dimensions Asset Size $330 billion Deposits $223 billion Loans $205 billion Customers 17 million NYSE Traded USB Market Capitalization* $50 billion Founded 1863 Bank Branches 3,089 ATMs 5,092 * As of December 2, 2011 Overview

Consumer Wholesale PCTAM Payments Treas & Corp Support Revenue 44 20 8 28 0 Diversified Business Model 3Q11 YTD, taxable-equivalent basis Excluding securities gains (losses) net Revenue Mix By Business Line Fee Income / Total Revenue Consumer and Small Business Banking 44% Payment Services 28% Wealth Mgmt & Securities Services 8% Wholesale Banking and Commercial Real Estate 20% 3Q10 4Q10 1Q11 2Q11 3Q11 Fee Income 0.46 0.47 0.45 0.46 0.45 Core 0 0 0 0 55% 45% Overview

Achieving Growth Proven Performance 2007 Ending Loans $154 billion Commercial Commercial Real Estate Res Mtg and Home Equity Credit Card Other Retail Covered 2007 Commercial 51074 Commercial Real Estate 29207 Residential Mortgage and Home Equity 39223 Credit Card 10956 Other Retail 23367 Covered 0 33% 19% 26% 7% 15% 3Q11 Ending Loans $205 billion 2011 Commercial 26 Commercial Real Estate 17 Residential Mortgage and Home Equity 26 Credit Card 8 Other Retail 15 Covered 8 26% 17% 26% 8% 8% 15% 2007 Ending Deposits $131 billion Noninterest-bearing Savings Time 2007 Noninterest Bearing 33334 Savings 58298 Time 39813 25% 45% 30% Source: SNL; Revenue and pre-provision income exclude securities gains (losses) net Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC 3Q11 Ending Deposits $223 billion 2011 Noninterest Bearning 29 Savings 52 Time 19 52% 19% 29% Pre-provision Income 3Q11 YTD $6.8 billion 2011 Consumer 34 Wholesale 27 Wealth Management 4 Payments 35 27% 34% 4% 35% Pre-provision Income 3Q07 YTD $5.6 billion 2007 Consumer 40 Wholesale 22 Wealth Management 13 Payments 25 22% 40% 13% 25% Consumer Wholesale WM&SS Payments Revenue 3Q07 YTD $10.4 billion Net Interest Income Payments Service Charges Trust & Inv Mgmt Mortgage All Other 2007 NII 48 Pay 19 DSC 13 Trust 9 Mtg 2 Other 9 19% 48% 13% 9% 9% 2% Revenue 3Q11 YTD $14.0 billion 2011 NII 55 Pay 17 DSC 9 Trust 5 Mtg 5 Other 9 17% 55% 9% 5% 9% 5% Peer Median USB +33% +6% USB +70% Peer Median +29% Peer Median USB +35% +28% USB +21% Peer Median -4%

Sustaining Balance Sheet Quality Proven Performance Credit quality continues to improve Strong capital position $ in millions, linked quarter change *Excluding Covered Assets (assets subject to loss sharing agreements with FDIC) 1Q11 change in NPAs excludes FCB acquisition ($287 million) Change in Net Charge-offs Change in Nonperforming Assets* Anticipated Basel III definitions reflect adjustments to the related elements as proposed in December 2010 by regulatory agencies

Industry-leading Profitability Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROA 0.0116 0.0106 0.0097 0.0073 0.0066 0.0009 0.0008 0 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROCE 0.126 0.099 0.098 0.077 0.069 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ER 0.496 0.557 0.571 0.581 0.596 0.6 0.663 0.692 0.703 0.716 Return on Average Assets Return on Average Common Equity Efficiency Ratio USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROA 0.0157 0.0133 0.0126 0.0123 0.0107 0.0098 0.0088 0.0076 0.005 0.0047 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ROCE 0.161 0.119 0.119 0.114 0.101 0.09 0.088 0.083 0.042 0.029 USB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 ER 0.515 0.599 0.605 0.616 0.628 0.649 0.661 0.667 0.667 0.711 Since 12/31/07 3Q11 Proven Performance

Growing Market Share Middle Market Loan 19th 6th Book Runner Investment Grade Loan 11th 5th Book Runner Investment Grade Bond NA 13th Lead / Co-lead Source: Thomson Reuters, middle market comprised of North Central and West regions 2010 2007 USB Market Rank Market Share Change Core Deposits 2.0% 2.6% Consumer Loans 1.8% 2.9% Mortgage Origination 0.7% 3.1% C&I Loans 3.2% 3.5% CRE Loans 1.6% 2.4% Source: SNL and National Mortgage News (mortgage origination share as of 2Q11) 3Q11 1Q07 USB Market Share Market Share Change 2010 2007 USB Market Share Market Share Change Retail Credit Card 3% 4% Commercial Credit Card 10% 11% Fund Services (# of funds) 18% 18% Wealth Management (AUM) 1% 2% Source: Nilson (card), Investment Co Institute (fund services) and Barron's (wealth mgmt) Municipal Trust (# of issues) 27% 26% Corporate Trust ($ proceeds) 6% 14% Structured Trust ($ proceeds) 13% 15% Source: Securities Data Corp 3Q11 2007 USB Market Share Market Share Change Proven Performance

Investing for Growth Payments Merchant processing portfolio of Santander-Mexico Merchant processing portfolio of Citizens National Bank Credit card portfolios from Citi Merchant processing portfolio of MB Financial Bank Credit card portfolio of Town North Bank Southern DataComm AIMS Logistics Numerous small portfolios Joint ventures: Brazil merchant services company Syncada Consumer and Wholesale Banking operations of First Community Bank (NM) Banking subsidiaries of FBOP Corporation BB&T's Nevada banking operations First Bank of Idaho Downey Savings & Loan Association PFF Bank & Trust Mellon 1st Business Bank Trust Businesses Bank of America's securitization trust administration business Corporate trust administration business of F.N.B. Corporation Corporate trust business of AmeriServ Financial Bond trustee business of First Citizens bank Mutual fund servicing division of Fiduciary Management, Inc Divestitures Divestiture of FAF Advisors long- term asset management business Consumer Wholesale PCTAM Payments Revenue 43 20 9 28 Consumer and Small Business Banking Payment Services Wealth Management and Securities Services Wholesale Banking and Commercial Real Estate Acquisitions Building Momentum

Managing Capital Effectively Strong capital generation and historically high payout ratio Goal to resume normal capital management Reinvest Acquisitions Dividends Share Repurchases 20 - 40% Targets: 30 - 40% 30 - 40% Investment criteria: Strategic fit Return > cost of capital (10-11%) 2003 2004 2005 2006 2007 2008 2009 2010 3Q11 YTD Dividends 0.44 0.46 0.5 0.53 0.66 1.06 0.21 0.12 0.21 Share Repurchase 0.11 0.63 0.4 0.59 0.45 0.02 0 0 0.12 Earnings Distributed to Shareholders 90% 55% 109% 112% 111% 108% 21% 12% Dividends Share Repurchase 33% Building Momentum

Long-term Growth Drivers Return on recent and on-going investments in technology, corporate banking, wealth management, corporate trust, payments and M&A Positive leverage to economic recovery, particularly payments and trust Market share gains, including growth in loans and deposits as "flight to quality" continues Efficiency ratio in the low 50s Credit costs normalize at 100 bps of average loans over the cycle Normalized ROE 16-19%; normalized ROA 1.60-1.90% Unknown regulatory impact = negative bias Normalized capital management = positive bias Superior execution Long-term Growth Expectations Net Interest Income 5-7% Noninterest Income 8-10% Total Revenue 7-8% Noninterest Expense 4-5% Provision for Credit Losses 6-8% Net Income 8-9% EPS 8-10% Positioned to Win

Positioned to Win

Appendix

Non-Regulatory Capital Ratios Appendix

Richard K. Davis Chairman, President and CEO December 7, 2011 Goldman Sachs U.S. Financial Services Conference 2011